UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 22, 2015, Cenveo, Inc. (the “Company”) issued a press release announcing its results of operations for the second quarter ended June 27, 2015. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The foregoing information is intended to be furnished under Item 2.02 “Results of Operations and Financial Condition” in accordance with Securities and Exchange Commission (“SEC”) Release No. 33-8400. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 4.01 Changes in Registrant’s Certifying Accountants.
As described below, on July 21, 2015, the Company dismissed Grant Thornton LLP (“GT”) as the Company’s registered public accounting firm, effective immediately, due to GT’s determination that it was not independent of the Company with respect to the first two quarters of 2015, and not for any reason related to the Company’s financial reporting or accounting operations, policies or practices.
None of GT’s audit reports for the fiscal years ended December 28, 2013 and December 27, 2014 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. In addition, at no point during the two fiscal years ended December 27, 2014 and the subsequent interim period through July 21, 2015 were there any (i) disagreements with GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of GT, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (ii) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided GT with a copy of the disclosure set forth in this Item 4.01 and has requested that GT furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. GT’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.
The decision to dismiss GT was approved by the Company’s Audit Committee of the Board of Directors (the “Audit Committee”).

Item 4.02(b). Non-Reliance on Previously Completed Interim Review.
The Audit Committee dismissed GT as the Company’s registered public accounting firm, effective July 21, 2015, due to information received from GT that it was not independent solely as a result of inadvertent “scope creep” by an employee of GT in its work for the Company regarding a non-material tax matter. In particular, the GT employee appeared on behalf of the Company at an administrative hearing on the matter, took action on the matter without required authorization from the Company and otherwise acted in excess of actual authorization, thus impairing GT’s independence.
The Audit Committee determined that GT was not independent of the Company with respect to the first two quarters of 2015, but only after the filing of the Company’s 2014 Form 10-K, which remains unaffected by the subsequent independence violation.
The Company also announced that the Audit Committee has commenced the process of selecting a new independent accounting firm. The Company expects that the new firm will be engaged to complete a re-review of the first quarter of 2015.  The Company will devote all necessary resources to facilitate the new firm’s completion of its work on an expedited basis.  There can be no assurance that the new firm will reach the same conclusions as GT regarding the application of accounting standards, management estimates or other factors affecting the Company’s financial statements.

GT has confirmed that its impaired independence is unrelated to the Company’s financial statements, its accounting practices, the integrity of the Company’s management or for any other matter relating to the Company. As a result of GT’s impaired independence, the unaudited interim financial information as presented in the Company’s First Quarter Form 10-Q (the “Q1 10-Q”) has not been reviewed by an outside independent registered public accounting firm as required by the rules of the SEC. As a result, the Q1 10-Q is considered deficient and the Company continues not to be timely or current in its filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
While the Q1 10-Q does not comply with the requirements of Regulation S-X and should not be interpreted to be a substitute for the review that would normally occur by the Company’s independent registered public accounting firm, the Company’s Audit Committee and management believe that the interim financial information presented in the Q1 10-Q fairly presents in all material respects the financial condition and results of operations of the Company as of the end of and for the applicable quarter. Except for the absence of this review of the unaudited interim financial information discussed above, the Company believes that the Q1 10-Q fully complies with the requirements of the Exchange Act.
The Company’s Audit Committee as well as senior management discussed the matters described in this Item 4.02 with representatives of GT. The Company has also provided GT with a copy of the disclosure set forth in this Item 4.02 and has requested that GT furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. GT’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

8.01    Other Events.
As with the Q1 10-Q as described above, the unaudited interim financial information to be presented in the Company’s Second Quarter Form 10-Q (the “Q2 10-Q”) upon filing, in light of the imminent filing thereof, will not have been reviewed by an outside independent registered public accounting firm as required by SEC rules.
While the Q2 10-Q upon filing, like the Q1 10-Q, will not comply with the requirements of Regulation S-X, the Company’s Audit Committee and management believe that the interim financial information presented in the Q2 10-Q when filed will fairly present in all material respects the financial condition and results of operations of the Company as of the end of and for the applicable quarter. Except for the absence, for the reasons discussed in Item 4.02(b) above, of a review by an independent registered public accounting firm of the second quarter unaudited interim financial information, the Company believes that the Q2 10-Q will fully comply with the requirements of the Exchange Act.
The Chief Executive Officer and Chief Financial Officer of the Company believe, to the best of their knowledge, that the unaudited interim financial information presented in the Q1 10-Q accurately portrays and such information to be presented in the Q2 10-Q will accurately portray the financial condition of the Company for the applicable quarters. To that end, they provided the certifications under Section 302 of the Sarbanes-Oxley Act of 2002 (“SOX”). The SOX Section 906 certifications by the officers, however is withdrawn from the Q-1 10-Q and will be omitted from the Q2 10-Q only because as a result of GT’s independence violation as described above, the unaudited interim financial information presented in the Q1 10-Q was not, and that information to be presented in the Q2 10-Q upon filing will not have been, reviewed by an independent registered public accountant under PCAOB AU 722, Interim Financial Information (“PCAOB AU 722”). The Company believes that the Q1 10-Q otherwise meets, and the Q2 10-Q upon filing otherwise will meet, all of the qualifications of the Exchange Act and the rules and regulations thereunder governing the preparation and filing of periodic reports as referenced in the applicable certifications. Before the Company’s officers can make a SOX Section 906 certification, the Company’s new independent accounting firm must complete its review of the unaudited interim financial information presented in the Q1 10-Q and the Q2 10-Q under PCAOB AU 722, as required by SEC rules. Once that firm completes its PCAOB AU 722 review of this unaudited interim financial information for the first two quarters of 2015, the Company will file an amendment to each filing with the SOX Section 906 certifications as soon as practicable.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS
Statements made in this Current Report on Form 8-K, other than those concerning historical financial information, may be considered "forward-looking statements," which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could cause actual results to differ materially from management’s expectations include, without limitation: (i) recent United States and global economic conditions have adversely affected us and could continue to do so; (ii) our substantial level of indebtedness could impair our financial condition and prevent us from fulfilling our business obligations; (iii) our ability to service or refinance our debt; (iv) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (v) additional borrowings available to us which could further exacerbate our risk exposure from debt; (vi) our ability to successfully integrate acquired businesses with our business; (vii) a decline in our consolidated profitability or profitability within one of our individual reporting units could result in the impairment of our assets, including goodwill and other long-lived assets; (viii) the industries in which we operate our business are highly competitive and extremely fragmented; (ix) a general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (x) factors affecting the United States postal services impacting demand for our products; (xi) the availability of the Internet and other electronic media adversely affecting our business; (xii) increases in paper costs and decreases in the availability of raw materials; (xiii) our labor relations; (xiv) our compliance with environmental laws; (xv) our dependence on key management personnel; (xvi) any failure, interruption or security lapse of our information technology systems; and (xvii) statutory requirements that share repurchases are subject to certain asset sufficiency standards. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in the Company’s periodic filings with the SEC, which are available at www.cenveo.com.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP dated July 22, 2015
99.1	Press Release of Cenveo, Inc. dated July 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2015

CENVEO, INC.

By:    s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP dated July 22, 2015
99.1	Press Release of Cenveo, Inc. dated July 22, 2015